                                                                   EXHIBIT 10.29

                                AMENDMENT TO THE
                SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT


           This is an Amendment dated November __, 1997 ("Amendment") to the
                                                          ---------
Subordinated Note and Warrant Purchase Agreement dated October 17, 1996 ("Agreement"), by and among Corinthian Colleges, Inc. ("Company"), Primus
  ---------                                             -------
Capital Fund III Limited Partnership ("Primus") and Banc One Capital Partners
                                       ------
II, LLC ("BOCP II"), as successor by merger to Banc One Capital Partners II,
          -------
Ltd., pursuant to which (A) the Company issued and sold, and BOCP II purchased, the Company's Subordinated Notes due October 17, 2004 in the original principal amount of $4,000,000 ("BOCP Note"), and (B) the Company issued and sold, and
                       ---------
Primus purchased, the Company's Subordinated Notes due October 17, 2004 in the original principal amount of $1,000,000 ("Primus Note"). The BOCP Note and the
                                          -----------
Primus Note are referred to collectively as the "Notes". BOCP II and Primus are
                                                 -----
referred to collectively as the "Purchasers" and individually as a
                                 ----------
("Purchaser").
  ---------

           Unless otherwise defined herein, capitalized terms used herein which are defined in the Agreement shall have the meanings as given in the Agreement.

           Certain Defaults or Events of Default exist under the Agreement which are more particularly described in Attachment A hereto (the Defaults and Events
                                   ------------
of Default described in Attachment A hereto being herein called the "Specified
                        ------------                                 ---------
Defaults"). Subject to the satisfaction of the conditions set forth in Section 3
--------                                                               ---------
below and to the Company's agreement to the amendments to the Agreement and Notes set forth below, the Purchasers are willing to waive the Specified Defaults and agree to the amendments.

           Pursuant to paragraph 13(b) of the Agreement, and subject to and effective only upon the satisfaction of the conditions set forth in Section 3
                                                                    ---------
below, the Purchasers and the Company agree as follows:


Section 1.  WAIVER OF DEFAULTS.

           The Purchasers hereby waive the Specified Defaults through the Effective Date (as hereinafter defined). Once effective, such waiver is intended to be effective as of and retroactive to June 30, 1997, and in the case of the Specified Default relating to Section 9(j)(v) of the Agreement, March 31, 1997.

Section 2. AMENDMENTS TO THE AGREEMENT AND NOTES.


     The Purchasers and the Company agree that the Agreement and the Notes be amended as follows:

     (a) Any reference to "Banc One Capital Partners II, Ltd." is amended to refer to "Banc One Capital Partners II, LLC", the successor by merger to Banc One Capital Partners II, Ltd.

     (b) Any reference to "Class A Preferred", except as provided for in this Amendment is amended to refer to "Class A Series 1 Preferred".

     (c) The following definitions in the Agreement are deleted in their entirety and replaced with the following:

           1.7 "Agreement" means this Amended Subordinated Note and Warrant Purchase Agreement originally dated as of October 17, 1996 and amended November __, 1997.

           1.66  "Maturity Date" means with respect to the Notes, October 17,
           2005.

           1.73 "Notes" means $4,000,000 aggregate principal amount Subordinated Notes issued and sold by CCI to BOCP II and the $1,000,000 aggregate principal amount of Subordinated Notes issued and sold to Primus, pursuant to this Agreement, each due October 17, 2005, and "Note" means any one of such Notes. The Notes are in the form of Exhibit A.

           1.96 "Related Documents" means the Warrant Certificates, Rights Agreements, the Registration Rights Agreement, and the Purchase Agreement.

           1.105 "Senior Credit Agreement" means the Note Purchase and Revolving Credit Agreement by and between Prudential and CCI providing for the issue and sale of $22,500,000 principal amount of Senior Notes and up to $5,000,000 of Senior Advances, as amended November __, 1997, including all extensions, renewals and refinancings thereof.

           1.108 "Senior Notes" means the $22,500,000 aggregate principal amount of 11.02% Senior Secured Term Notes due October 17, 2004, issued pursuant to the Senior Credit Agreement, including all extensions, renewals and refinancings thereof.

     (d)   The following definitions are added to Section 1:

                 "Class A Series 1 Preferred" means the 6% Redeemable Class A Series 1 preferred stock, $1.00 par value, $100 liquidation value.

                     "Class A Series 2 Preferred" means the 6% Convertible Class A Series 2 preferred stock, $1.00 par value, $100 liquidation value.

                     "Class A Series I Preferred" means the 6% Redeemable Class A preferred stock, $1.00 par value, $100 liquidation value.

                     "Class A Preferred" means collectively the Class A Series 1 Preferred, the Class A Series 2 Preferred, and the Class A Series 3 Preferred .

           (e) Section 2.2(c) of the Agreement is deleted in its entirety and replaced with:

                     (c) Interest Payment Dates. The Interest on each Note
                         ----------------------
                     accrued through March 31, 1998 shall be due and payable on October 18, 1998, the Interest on each Note accrued from April 1, 1998 through September 30, 1998 shall be due and payable on September 30, 1998, and thereafter Interest shall be payable quarterly in arrears on the last Business Day of each Quarter.

           (f) Section 2.2(d) of the Agreement is deleted in its entirety and replaced with:

                     (d) Principal Payments. The unpaid principal amount of the
                         ------------------
                     Notes shall be due and payable pro-rata between the Notes in quarterly installments of $281,250 beginning October 17, 2001, with the outstanding balance due on the Maturity Date.

           (g) Section 9(j) of the Agreement is deleted in its entirety and replaced with the following:

               Restricted Payments. CCI covenants that it shall not, and shall
               -------------------
               not permit any Subsidiary to, make, pay or declare, or commit to make, pay or declare, any Restricted Payment, other than:

                         (a) dividends paid in cash by CCI on the Class A
                             Preferred, provided that the dividend rate on the Class A Preferred shall not exceed 6% (or to the extent shares of Class A Preferred have not been optionally redeemed by CCI on or prior to the fifth anniversary of the Closing Date, 12%);

                         (b) optional redemption of the Class A Preferred as
                             provided in the Second Restated Certificate of Incorporation of the Company.

                         (c) mandatory redemption of the Class A Preferred as
                             provided in the Second Restated Certificate of Incorporation of the Company;

                         (d) repurchase Common Stock from employees of the
                             Company upon termination of employment pursuant to arrangements approved by the Board of Directors; and

                         (e) Restricted Payments made by any Subsidiary to CCI

provided, however, that no Restricted Payment shall be declared, ordered, paid or made, or committed for, nor shall any sum or property be set aside for any Restricted Payment, unless at the time thereof and immediately after giving effect thereto (i) no default or Event of Default is in existence and (ii) the sum of all Restricted Payments made after October 31, 1997 does not exceed an amount equal to the sum of (a) 40% (or, in the case of a loss or deficit, minus 100%) of Company Net Income for each Quarter ending after September 30, 1997 and prior to the date of such proposed Restricted Payment and (b) all interest paid on the Notes after September 30, 1997 and prior to the date of such proposed Restricted Payment (including the proposed Restricted Payment if it is an interest payment on the Notes).

           (h) Section 10 of the Agreement is deleted in its entirety and replaced with the following:

               Section 10. Financial Tests.

               Until payment in full of the Notes and the performance by CCI of all its obligations hereunder, CCI shall, unless each Purchaser waives compliance therewith in writing, meet the following Financial Tests.

                       10.1 Quick Ratio. The ratio (expressed as a percentage)
               of the Company's Quick Assets to Company current liabilities to be less than:

               i. 55% at any time from October 31, 1997 through March 31, 2000;

               ii. 75% at any time from April 1, 2000 through September 30, 2000; and

               iii. 90% at all times after September 30, 2000.

                       10.2 Maximum Ratio of Senior Debt to Cash Flow. The ratio
               (expressed as a percentage) of Company Senior Indebtedness as at the end of any Quarter to Company Cash Flow (a) for the two Quarter period ending December 31, 1997 to exceed 1,150%, (b) for the three Quarter period ending March 31, 1998, to exceed 525%, or (c) for the four Quarter period ended at the end of each Quarter ending after March 31, 1998 to exceed (i) 400% from
               April 1, 1998 through September 30, 1998; (ii) 275% from
               October 1, 1998 through March 31, 1999; (iii) 225% from April 1, 1999 through June 30, 1999; (iv) 200% from July 1, 1999 through September 30, 1999; and (v) 165% after September 30, 1999.

                       10.3 Maximum Ratio of Senior Debt to Capitalization. The
               ratio (expressed as a percentage) of Company Senior Indebtedness to Company Capitalization to exceed:

               i. 95% at any time from October 31, 1997 through June 30, 1998;

               ii. 85% at any time from July 1, 1998 through September 30, 1998;

               iii. 80% at any time from October 1, 1998 through March 31, 1999;

               iv. 75% at any time from April 1, 1999 through September 30, 1999;

               v. 65% at any time from October 1, 1999 through March 31, 2000;

               vi. 60% at any time from April 1, 2000 through September 30, 2000, and

               vii.    50% at all times after September 30, 2000.

                       10.4 Maximum Ratio of Total Indebtedness to
           Capitalization. The ratio (expressed as a percentage) of Company total Indebtedness to Company Capitalization to exceed:

               i. 100% at any time from October 1, 1997 through December 31, 1997;

               ii. 100% at any time from January 1, 1998 through March 31, 1998;

               iii 95% at any time from April 1, 1998 through December 31, 1998;

               iv. 90% at any time from January 1, 1999 through June 30, 1999;

               v. 85% at any time from July 1, 1999 through December 31, 1999;

               vi. 70% at any time from January 1, 2000 through September 30, 2000; and

               vii.    65% at all times after September 30, 2000.

                       10.5 Minimum Ratio of Cash Flow and Operating Lease
               Payments to Fixed Charges. The ratio (expressed as a percentage) of (i) the sum of Company Cash Flow and Company Operating Lease Payments to (ii) Company Fixed Charges, in each case for (A) the two Quarter period ending December 31, 1997 to be less than 90%,
               (B) the three Quarter period ending March 31, 1998 to be less than 110% or (C) the four Quarter period ending at the end of any Quarter ending after March 31, 1998 to be less than (a) 110% through June 30, 1999 (b) 115% from July 1, 1999 through September 30, 2000, (c) 135% from October 1, 2000 through December 31, 2000 and (d) 150% at any time after December 31, 2000.

                       10.6 Maximum Ratio of EBIT and Operating Lease Payments
               to Interest Expense and Operating Lease Payments. The ratio (expressed as a percentage) of (i) the sum of EBIT and Company Operating Lease Payments to (ii) Company Interest Expense and Company Operating Lease Payments, in each case for (A) the two Quarter period ending December 31, 1997 to be less than 75%, (B) the three Quarter period ending March 31, 1998 to be less than 95%, or (C) the four Quarter period ending after March 31, 1998 to be less than (a) 95% through June 30, 1998; (b) 110% from
               July 1, 1998 through September 30, 1998; (c) 125% from October 1, 1998 through June 30, 1999; (d) 135% from July 1, 1999 through March 31, 2000 and (e) 155% after March 31, 2000.

                       10.7 Minimum Company Cash Flow. Company Cash Flow From
               Operations for the Fiscal Year set forth below to be less than the amount set forth in the table opposite such Fiscal Year:

               Fiscal Year                             Minimum Company
               Ending June 30                          Cash Flow From Operations
               --------------                          -------------------------
               1998                                    ($1,100,000)
               1999                                    $4,000,000
               2000                                    $7,500,000
               2001                                    $13,000,000
               2002 and each
               Fiscal Year thereafter                  $14,500,000

               For purposes of determining the Company's compliance with paragraphs 10.2, 10.4 and 10.5, (i) the Company may include the financial results of the Phillips Schools as though the Phillips Schools had been acquired by the Company on July 1, 1996 and (ii) prior to June 30, 1997, the Company may annualize the financial results of the Quarters ending prior to such date and after the Closing Date.

     (i) The Notes shall be amended to provide that the Interest on each Note accrued through March 31, 1998 shall be due and payable on October 18, 1998, the Interest on each Note accrued from April 1, 1998 through September 30, 1998 shall be due and payable on September 30, 1998, and thereafter Interest shall be payable quarterly in arrears on the last Business Day of each Quarter.

     (j) The Notes shall be amended to provide that the payments of principal shall begin on October 17, 2001, rather than October 17, 2000.

     (k) The Notes shall be amended to provide that the Maturity Date shall be October 17, 2005 rather than October 17, 2004.

Section 3.   CONDITIONS TO EFFECTIVENESS.



     The (i) amendment of the Note Purchase and Revolving Credit Agreement dated as of October 17, 1996 ("Prudential Agreement") by and between the Company and
                         --------------------
The Prudential Insurance Company of America ("Prudential"), (ii) the purchase by
                                              ----------
Prudential of a common stock purchase warrant ("New Warrant"), (iii) the
                                                -----------
amendment of the Term Note payable to Prudential ("Prudential Note"), (iv) the
                                                   ---------------
purchase of preferred stock by the Purchasers pursuant to the Purchase Agreement dated as of this date ("Purchase Agreement"), (v) the reissuance of the Notes,
                        ------------------
(vi) the amendment of the Rights Agreement dated October 17, 1996 ("Rights
                                                                    ------
Agreement") by and among the Company the Purchasers and certain shareholders of
---------
the Company, and (vii) the amendment of the Amended and Restated Registration Agreement dated October 17, 1996 ("Registration Agreement") by and among the Company, the Purchasers and certain shareholders of the Company shall be deemed to have occurred simultaneously. The effectiveness of the waivers and amendments herein is subject to satisfaction of the following conditions (the date upon which such conditions are satisfied being called the "Effective Date"):
                                                      --------------
     (a) The Purchasers shall have received counterparts to this Amendment executed by the Company.

     (b) BOCP II shall have received an amended BOCP Note in the form of Exhibit
                                                                         -------
A-1 hereto in the aggregate principal amount of $4,000,000, registered in the
---
name of BOCP II, dated the date as of which the last interest payment on the BOCP Note has been made and duly executed and delivered by the Company, in replacement for a like principal amount of the existing BOCP Note. Promptly after the Effective Date BOCP II will mark the existing BOCP Note "Replaced" and return it to the Company.

     (c) Primus shall have received an amended Primus Note in the form of Exhibit A-1 hereto in the aggregate principal amount of $1,000,000, registered
-----------
in the name of Primus, dated the date as of which the last interest payment on the Primus Note has been made and duly executed and delivered by the Company, in replacement for a like principal amount of the existing Primus Note. Promptly after the Effective Date Primus will mark the existing Primus Note "Replaced" and return it to the Company.

     (d) The Prudential Agreement shall have been executed and delivered.

     (e) The Prudential Note shall have been amended and a replacement Prudential Note issued.

     (f) The Rights Agreement shall have been amended.

     (g) The Registration Agreement shall have been amended.

     (h) The Company's Restated Certificate of Incorporation shall have been amended and restated in a manner satisfactory to the Purchasers, shall be in full force and effect under the laws of Delaware as of the Effective Date as so amended and shall not have been further amended or modified.

     The representations and warranties of the Company contained in Section 3
                                                                    ---------
hereto shall be true on and as of the Effective Date after giving effect to the waivers, amendments and other transactions contemplated by this Amendment, and, after giving effect to such waivers, amendments and other transactions, there shall exist no Default or Event of Default; no material adverse change in the business, condition (financial or otherwise), operations or prospects of the Company and its subsidiaries shall have occurred or, to the Company's best knowledge, be threatened since August 31, 1997, except that in September 1997, the Company received notice that the access of three of the Company's schools to Title IV loan funds had been terminated because of noncompliance with cohort default rate requirements, and the Company shall have delivered to the Purchasers an Officer's Certificate, dated the Effective Date, to both such effects.

     The transactions contemplated by this Amendment shall not violate any applicable law or governmental regulation and shall not subject the Purchasers to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and the Purchasers shall have received such certificates or other evidence as may be requested to establish compliance with this condition.

     All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Purchasers and its counsel, and the Purchasers shall have received all information and copies of all documents and papers, including records of corporate and governmental proceedings, which the Purchasers may reasonably have requested in connection therewith, such documents and papers when appropriate to be certified by proper corporate or governmental authorities.

Section 4. REPRESENTATIONS AND WARRANTIES.

     The Company represents and warrants as follows: (a) it has all necessary power and authority to execute and deliver this Amendment and the instruments delivered to the Purchasers hereunder; (b) the execution, delivery and performance of this Amendment and the instruments delivered to the Purchasers hereunder have been duly authorized by it; (c) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with the terms, and, on the Effective Date, the Agreement, as amended hereby, and the instruments delivered to the Purchasers hereunder shall have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms; (d) the approval, execution, delivery and performance of the terms of this letter amendment and the instruments delivered to the Purchasers hereunder and the consummation of the transactions contemplated hereby do not violate any contractual provision to which it is a party or by which it is or its properties are bound or any law applicable to it; (e) all consents, notices, waivers and other actions by or of the Company or any other Person that are necessary in connection with the execution, delivery and performance by the Company of this Amendment and the instruments delivered to the Purchasers hereunder and the consummation by the Company of the transactions contemplated hereby have been obtained or taken; and (f) after given effect to the foregoing waivers and amendments and the transactions contemplated hereby no Default or Event of Default will be in existence.

Section 5. MISCELLANEOUS.

     (a) Upon the Effective Date, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby and each reference to the Agreement in the Notes shall mean and be a reference to the Agreement, as amended hereby.

     (b) This letter shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal law of the State of Ohio.

     (c) Except as specifically amended above, the Agreement, the Notes and the other Related Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, deliver and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any provision of the Agreement or any other Related Document nor a waiver of any right, power or remedy of any holder of a Note, nor constitute a waiver of, or consent to any departure from, any provision of the Agreement, any Note or any other Related Document. The willingness of the Purchasers to agree to the waivers and amendments herein under the circumstances described herein shall not be taken as a commitment by or an indication of a standard for willingness of the Purchasers to grant waivers or agree to amendments under the same or similar circumstances.

     (d) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

WITNESS the due execution hereof with intent to be legally bound hereby.


PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By: Primus Venture Partners, Inc.

By
    -----------------------------
    Loyal W. Wilson

Its
    -----------------------------

BANC ONE CAPITAL PARTNERS II, LLC

By: Banc One Capital Partners Holdings, Ltd., Manager

By: BOCP Holdings Corporation, Manager

By
    -----------------------------
Its: Authorized Signer


CORINTHIAN COLLEGES, INC.

By: /s/ Frank J. McCord
   ------------------------------
Name: Frank J. McCord
     ---------------------------
Title: Vice President & Treasurer
      --------------------------

WITNESS the due execution hereof with intent to be legally bound hereby.


PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By: Primus Venture Partners, Inc.

By
    ---------------------------------------
    Loyal W. Wilson
Its
    ---------------------------------------

BANC ONE CAPITAL PARTNERS II, LLC

By:   Banc One Capital Partners Holdings, Ltd., Manager

By:   BOCP Holdings Corporation, Manager

By   /s/ Earle J. Bensing
  -----------------------------------------
Its: Authorized Signer


CORINTHIAN COLLEGES, INC.

By:
       ------------------------------------
Name:
       ------------------------------------
Title:
       ------------------------------------

WITNESS the due execution hereof with intent to be legally bound hereby


PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By : Primus Venture Partners, Inc.

By   /s/ Loyal W. Wilson
   -----------------------------------------
     Loyal W. Wilson

Its  President
   -----------------------------------------

BANC ONE CAPITAL PARTNERS II LLC

By: Banc One Capital Partners Holdings Ltd., Manager

By: BOCP Holdings Corporation, Manager

By:
   --------------------------------------------
Its: Authorized Signer


CORINTHIAN COLLEGES, INC.,

By:
       -----------------------------------------
Name:
       -----------------------------------------
Title:
       -----------------------------------------

                                                                    Attachment A



                               SPECIFIED DEFAULTS

--------------------------------------------------------------------------------
 Section                       Description                   Date of Default
--------------------------------------------------------------------------------
 7.1(a)             Annual Financial Statements             September 30, 1997
--------------------------------------------------------------------------------
 9(j)(v)            Restricted Payments                     March 31, 1997
--------------------------------------------------------------------------------
 10.1               Quick Ratio                             June 30, 1997
--------------------------------------------------------------------------------
 10.2               Maximum Ratio of Senior Debt to         June 30, 1997 and
                     Cash Flow                               continuing
--------------------------------------------------------------------------------
 10.3               Maximum Ratio of Senior Debt to         June 30, 1997 and
                     Capitalization                          continuing
--------------------------------------------------------------------------------
 10.4               Maximum Ratio of Total Indebtedness     June 30, 1997 and
                     to Capitalization                       continuing
--------------------------------------------------------------------------------
 10.5               Minimum Ratio of Cash Flow and          June 30, 1997 and
                     Operating Lease Payments to             continuing
                     Fixed Charges
--------------------------------------------------------------------------------
 10.6               Maximum Ratio of EBIT and Operating     June 30, 1997 and
                     Lease Payments to Interest Expense      continuing
                     and Operating Lease Payments
--------------------------------------------------------------------------------
 11(a)              Event of Default - Failure to Pay       June 30, 1997 and
                                                             continuing
--------------------------------------------------------------------------------

                                       11